Exhibit 10.46

Dated 23 August 2011

(1)              Trilogic Investments Limited

(2)              CMHJ Technology Fund II, L.P.

(3)              Natixis Ventech China AB

(4)              Action King Limited

(5)              3GUU Mobile Entertainment Industrial Co., Ltd

(6)              王永超

(7)              郑锋

(8)              梁德

(9)              VODone Limited

Amendment Deed

Relating to the Share Purchase Agreement dated 29 December 2010

THIS AMENDMENT DEED is made on the 23 August 2011

BETWEEN:

(1)              Trilogic Investments Limited whose registered office is at OMC Chambers, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands  (“Trilogic”);

(2)              CMHJ Technology Fund II, L.P. whose registered office is at P.O. Box 2636 GT, Strathvale House, 90 North Church Street, Grand Cayman, Cayman Islands  (“CMHJ”);

(3)              Natixis Ventech China AB whose registered office is at Drottninggatan 25, P.O. Box 16285 103 92 Stockholm, Sweden  (“NVC”);

(4)              Action King Limited a limited liability company incorporated in British Virgin Islands having its registered office at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands  (“Action King”);

(5)              3GUU Mobile Entertainment Industrial Co., Ltd whose registered office is at OMC Chambers Wickhams Cay 1, Road Town, Tortola, British Virgin Islands (the “Company”);

(6)              王永超(holder of People’s Republic of China Identity Card No. 440823197306096917 ) of Room 1905, 2 Li Yang Street, Tian He District, Guangzhou, China  (“Mr. Wang”);

(7)              郑锋(holder of People’s Republic of China Identity Card No. 44080119730802031X ) of 15/F., Block A, Jian Hua Building, 233 Tian Fu Road, Tian He District, Guangzhou, China  (“Mr. Zheng”)

(8)              梁德 (holder of People’s Republic of China Passport No. G37483297 ) of Room 401, 118 Zhong Shan Da Dao Zhong, Tian He District, Guangzhou, China  (“Mr. Liang”); and

(9)              VODone Limited whose registered office is at Canon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda (“VODone”).

(Trilogic, CMHJ, NVC, Action King, the Company, Mr. Wang, Mr. Zheng, Mr. Liang and VODone, together the “Parties”, and a “Party” means anyone of them).

WHEREAS:

(A)             Pursuant to a share purchase agreement dated 29 December 2010 (the “Agreement”) by and among the Parties whereby, inter alia, Action King agreed to purchase from Trilogic, CMHJ and NVC, in total, 70% of the fully paid up issued share capital of the Company as at the date thereof upon the terms contained therein;

(B)             On the date hereof, Trilogic, Action King, China Mobile Games and Entertainment Group Limited, a limited liability company incorporated in the Cayman Islands having its registered office at P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (“CMGE”) and VODone have entered into a share swap agreement (“Share Swap Agreement”) pursuant to which, among others, Trilogic has agreed to sell 2,054,794  issued shares of the Company to CMGE, to be satisfied by CMGE allotting and issuing to Trilogic 25,800,000  shares of US$0.001  each in the share capital of CMGE;

(C)             Pursuant to the Share Swap Agreement, Trilogic has agreed to enter into a share mortgage dated the date hereof in respect of 48,020,000  shares of VODone (“Share Mortgage”) as security for the performance of its obligations under the Agreement; and

(D)             It is therefore the intention of the Parties to amend the Agreement according to the terms herein.

NOW IT IS HEREBY AGREED as follows:

1.                DEFINITIONS

1.1             Terms defined and aids to construction used in the Agreement will bear the same meaning or construction when used in this Amendment Deed unless the context otherwise requires.

2.                AMENDMENTS

2.1             With effect from the date hereof and subject to the simultaneous execution of the Share Swap Agreement and the Share Mortgage, the Parties agree that the Agreement be read and construed as if the following applied:

2.1.1             “Beauty Wave” shall be defined under the definition section in clause 1 of the Agreement as follows:

“指Beauty Wave Limited, 为一家于英属处女群岛成立的有限责任公司”;

2.1.2             “China Wave” shall be defined under the definition section in clause 1 of the Agreement as follows:

“指China Wave Group Limited, 为一家于英属处女群岛成立的有限责任公司”;

2.1.3             “CMGE” shall be defined under the definition section in clause 1 of the Agreement as follows:

“指 China Mobile Games and Entertainment Group Limited, 为一家于开曼群岛注册成立的有限责任公司，其注册地址为 P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands”;

2.1.4             “OWX HK” shall be defined under the definition section in clause 1 of the Agreement as follows:

“指OWX Hong Kong Limited, 为一家于香港注册成立的有限责任公司”;

2.1.5             “股份互换协议” shall be defined under the definition section in clause 1 of the Agreement as follows:

“指买方, Trilogic Investments Limited, CMGE和第一视频于2011 年8 月23 日签订的股份互换协议”;

2.1.6             “则于审计完成后3个工作日内” in the last sentence of clause 4.4 of the Agreement shall be deleted and replaced by the following words: “则于审计完成后30个工作日内”;

2.1.7             “或买方或其被任命人” shall be added after the words “应交还第一视频” in clause 4.7.2.1 of the Agreement;

2.1.8             the first two sentences of clause 4.7.2.2 of the Agreement shall be deleted and replaced by the following:

“第一视频或买方或其被任命人届时有绝对权力以其认为合适的方法自由处理上述交还第一视频的代价股份（处理方式包括但不限于赎回、回购、取回或受让上述有关的代价股份或出售）以底偿有关差额。为此，Trilogic Investments Limited 现不可撤销地委托第一视频或买方或其被任命人作为其代理人，以处理因第4.7.2条需调整出售股份的代价时需作出的一切事宜，包括但不限于签署文件、出售该等代价股份及处理出售该等代价股份的所得的等。”;

2.1.9             the second sentence in clause 4.7.2.3 of the Agreement shall be deleted and replaced by the following:

“若 Trilogic Investments Limited余下的尚在限售期内的代价股份仍不足以补偿有关差额，则 Trilogic Investments Limited 将其所持有的股份互换协议的第3.4和3.5条锁定限制的CMGE股份权益（”该CMGE权益”）继续作为对买方的补偿，直至买方满意为止。该CMGE权益估值由第一视频自行决定。Trilogic Investments Limited将促使并提供一切所需协助让第一视频可自由处理或出售该CMGE权益以作为上述的补偿。”; and

2.1.10           the words “Dragon Joyce Group 及OWX Holding Co. Ltd.” in the clause 5.1 of the Agreement shall be deleted and replaced by “Beauty Wave, China Wave及 OWX HK”.

3.                CONTINUING EFFECT

3.1             Each of the Parties agrees that except as amended and restated by this Amendment Deed, the provisions of the Agreement and their respective rights and obligations under the same will remain in full force and effect.

4.                MISCELLANEOUS

4.1             This Amendment Deed may be executed in any number of counterparts and this will have the same effect as if the signatures on the counterparts were on a single copy of this Amendment Deed.

5.                GOVERNING LAW AND SUBMISSION TO JURISDICTION

5.1             This Amendment Deed shall be governed by and construed in accordance with the laws of Hong Kong Special Administrative Region of the People’s Republic of China.

5.2             Each Party agrees to submit to the non-exclusive jurisdiction of the Courts of Hong Kong in respect of any proceedings in connection with this Amendment Deed.

IN WITNESS WHEREOF this Amendment Deed has been duly executed and delivered as a deed by each of the Parties on the day and year first above written.

EXECUTED AS A DEED and	)	For and on behalf of
THE COMMON SEAL of	)	Trilogic Investments Limited
	)	(Sd.) WANG Yongchao
Trilogic Investments Limited	)	Authorised Signature(s)
was affixed to this deed	)
in the presence of:	)
)

EXECUTED AS A DEED by	)
)
CMHJ Technology Fund II, L.P.	)
in the presence of:	)
)
)
)

EXECUTED AS A DEED by	)
)
Natixis Ventech China AB	)
in the presence of:	)
)
)
)

EXECUTED AS A DEED and	)	For and on behalf of
THE COMMON SEAL of	)	Action King Limited
	)	(Sd.) Hendrick SIN
Action King Limited	)	Authorised Signature(s)
was affixed to this deed	)
in the presence of:	)
(Sd.) YAN Man Sing Frankie	)

EXECUTED AS A DEED and	)	For and on behalf of
THE COMMON SEAL of	)	3GUU Mobile Entertainment
	)	Indutrial Co., Ltd
3GUU Mobile Entertainment	)	(Sd.) Hendrick SIN
Industrial Co., Ltd	)	Authorised Signature(s)
was affixed to this deed	)
in the presence of:	)
(Sd.) YAN Man Sing Frankie

SIGNED, SEALED AND DELIVERED	)	(Sd.) WANG Yongchao
王永超	)
)
(People’s Republic of China Identity	)
Card No. 440823197306096917))
)
in the presence of:

SIGNED, SEALED AND DELIVERED	)
郑锋	)
(People’s Republic of China Identity	)
Card No 44080119730802031X))
)
in the presence of:	)

SIGNED, SEALED AND DELIVERED	)	(Sd.) LIANG De
梁德	)
)
(People’s Republic of China Passport No.	)
G37483297 ))
)
in the presence of:

EXECUTED AS A DEED and	)	For and on behalf of
THE COMMON SEAL of	)	VODone Limited
	)	(Sd.) Hendrick SIN
VODone Limited	)	Authorised Signature(s)
)
was affixed to this deed	)
in the presence of:	)
(Sd.) YAN Man Sing Frankie